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Exhibit 10.1

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Royal Bank of Canada
By:	/s/ LORNE GARTNER
Name:	Lorne Gartner
Title:	Managing Director
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	JP Morgan Chase Bank, N.A. successor by merger to Bank One, N.A.
By:	/s/ JEANIE C. GONZALEZ
Name:	Jeanie C. Gonzalez
Title:	Director
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Fortis Capital
By:	/s/ CASEY LOWARY
Name:	Casey Lowary
Title:	Senior Vice President
Date:	4-5-2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Societe Generale
By:	/s/ STEPHEN W. WARFEL
Name:	Stephen W. Warfel
Title:	Vice President
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	U.S. Bank National Association
By:	/s/ KATHRYN A. GAITER
Name:	Kathryn A. Gaiter
Title:	Vice President
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Wachovia Bank, National Association
By:	/s/ PHILIP TRINDER
Name:	Philip Trinder
Title:	Vice President
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Bank of Oklahoma National Association
By:	/s/ MICHAEL M. LOGAN
Name:	Michael M. Logan
Title:	Senior Vice President
Date:	3/31/05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Bank of Scotland
By:	/s/ AMENA NABI
Name:	Amena Nabi
Title:	Assistant Vice President
Date:	March 30, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	ComericaBank
By:	/s/ PETER L. SEFZIK
Name:	Peter L. Sefzik
Title:	Vice President
Date:	3/31/05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	General Electric Capital Corporation
By:	/s/ KEVIN WALSH
Name:	Kevin Walsh
Title:	Manager—Operations
Date:	March 31, 2005

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Guaranty Bank
By:	/s/ JIM HAMILTON
Name:	Jim Hamilton
Title:	Senior Vice President
Date:	3-31-05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Key Bank N.A.
By:	/s/ THOMAS RAJAN
Name:	Thomas Rajan
Title:	Vice President
Date:	03-30-05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Sun Trust Bank
By:	/s/ JOE MCCREERY
Name:	Joe McCreery
Title:	Vice President
Date:	3/30/05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	Wells Fargo Bank
By:	/s/ TIM GREEN
Name:	Tim Green
Title:	Portfolio Manager
Date:	3/31/05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	West LB
By:	/s/ VINDA JENVEJA
Name:	Vinda Jenveja
Title:	Director
Date:	3/31/05

The undersigned Lender hereby

☒
APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.

☐
DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP's independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to April 30, 2005.
Lender's Name:	UFJ Bank Limited
By:	/s/ E. J. PERENYL
Name:	E. J. Perenyl
Title:	Vice President
Date:	March 30, 2005

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  Exhibit 10.1